(All MFS® Retail Funds)

MASSACHUSETTS INVESTORS GROWTH STOCK FUND	MFS® LIFETIME® 2010 FUND
MASSACHUSETTS INVESTORS TRUST	MFS® LIFETIME® 2020 FUND
MFS® AGGRESSIVE GROWTH ALLOCATION FUND	MFS® LIFETIME® 2030 FUND
MFS® BLENDED RESEARCH® CORE EQUITY FUND	MFS® LIFETIME® 2040 FUND
MFS® BOND FUND	MFS® LIFETIME® RETIREMENT INCOME FUND
MFS® CASH RESERVE FUND	MFS® LIMITED MATURITY FUND
MFS® CONSERVATIVE ALLOCATION FUND	MFS® MID CAP GROWTH FUND
MFS® CORE EQUITY FUND	MFS® MID CAP VALUE FUND
MFS® CORE GROWTH FUND	MFS® MODERATE ALLOCATION FUND
MFS® DIVERSIFIED INCOME FUND	MFS® MONEY MARKET FUND
MFS® DIVERSIFIED TARGET RETURN FUND	MFS® MUNICIPAL HIGH INCOME FUND
MFS® EMERGING MARKETS DEBT FUND	MFS® MUNICIPAL INCOME FUND
MFS® EMERGING MARKETS EQUITY FUND	MFS® MUNICIPAL LIMITED MATURITY FUND
MFS® GLOBAL EQUITY FUND	MFS® NEW DISCOVERY FUND
MFS® GLOBAL GROWTH FUND	MFS® RESEARCH BOND FUND
MFS® GLOBAL REAL ESTATE FUND	MFS® RESEARCH BOND FUND J
MFS® GLOBAL TOTAL RETURN FUND	MFS® RESEARCH FUND
MFS® GOVERNMENT MONEY MARKET FUND	MFS® RESEARCH INTERNATIONAL FUND
MFS® GOVERNMENT SECURITIES FUND	MFS® SECTOR ROTATIONAL FUND
MFS® GROWTH ALLOCATION FUND	MFS® STRATEGIC INCOME FUND
MFS® GROWTH FUND	MFS® TECHNOLOGY FUND
MFS® HIGH INCOME FUND	MFS® TOTAL RETURN FUND
MFS® HIGH YIELD OPPORTUNITIES FUND	MFS® UTILITIES FUND
MFS® INFLATION-ADJUSTED BOND FUND	MFS® VALUE FUND
MFS® INTERNATIONAL DIVERSIFICATION FUND	MFS® MUNICIPAL STATE FUNDS:
MFS® INTERNATIONAL GROWTH FUND	AL, AR, CA, FL, GA, MD, MA, MS,
MFS® INTERNATIONAL NEW DISCOVERY FUND	NY, NC, PA, SC, TN, VA, WV
MFS® INTERNATIONAL VALUE FUND

Supplement to the Current Prospectus

Effective immediately, under the main heading “How to Purchase, Redeem, and Exchange Shares,” the bulleted sub-items under the sub-heading entitled “Other Considerations – Frequent Trading” up to, but not including “Frequent Trading Risks,” are replaced in their entirety by the following:

Other Considerations

Frequent Trading

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Right to Reject or Restrict Purchase and Exchange Orders. The fund is not intended to serve as a vehicle for frequent trading. The Board of Trustees of the fund has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees. The fund may alter its policies at any time without notice to shareholders.

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General Purchase and Exchange Limitation Policies.  The MFS funds reserve the right to restrict, reject, or cancel (with respect to cancellations, within one business day of the order), without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.  Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC's judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the funds’ net asset values at the conclusion of the delay period.

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Specific Purchase and Exchange Limitation Policies. MFSC will generally restrict, reject or cancel purchase and exchange orders into the fund if MFSC determines that an accountholder has made two exchanges, each in an amount of $5,000 or more, out of an account in the fund during a calendar quarter (“two exchange limit”). This policy does not apply to MFS money market funds or to exchanges initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/ liquidations).  MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading effected through multiple accounts that are under common ownership, control, or influence to be trading out of a single account.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., an accountholder who on the same day exchanges $6,000 from the fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

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Financial Intermediary Purchase and Exchange Limitations.  Omnibus accounts, in which shares are held in the name of a financial intermediary on behalf of multiple underlying shareholders, are a common form of holding shares among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisors, and insurance companies.

Financial intermediaries are required to reject any purchase or exchange orders in the fund if they believe the orders represent frequent trading activity unless they notify MFSC or an affiliate in writing that they do not monitor for frequent trading (“Waived Financial Intermediary”). With respect to Waived Financial Intermediaries, MFSC will take action reasonably designed to discourage frequent trading that is not in the best interests of the fund by the customers of such financial intermediary, including requesting underlying shareholder account data more frequently than from other financial intermediaries.

With respect to omnibus accounts that provide MFSC with underlying shareholder data daily, MFSC will apply the two exchange limit directly to underlying shareholders.  For all other accounts which MFSC determines are omnibus accounts, MFSC will apply the two exchange limit to the omnibus account itself.  Applying the two exchange limit to the omnibus account itself will not necessarily detect violations of the two exchange limit by underlying shareholders. If the financial intermediary associated with an omnibus account that has triggered the two exchange limit demonstrates to MFSC, as determined in MFSC’s sole discretion, that no single underlying shareholder triggered the two exchange limit, then MFSC will remove any restrictions, rejections or cancellations imposed on the account.  If the financial intermediary demonstrates to MFSC that a single underlying shareholder triggered the two exchange limit and that the financial intermediary itself will apply applicable restrictions, rejections or cancellations to that underlying shareholder, MFSC will likewise remove any restrictions, rejections or cancellations imposed on the omnibus account.  Otherwise, MFSC will continue to apply the two exchange limit to the omnibus account.

Certain financial intermediaries may use procedures to restrict frequent trading by their customers who invest in the fund while others may not employ any procedures to restrict frequent trading.  Such procedures, if any, may be less restrictive than the fund’s purchase and exchange limitation policies, may permit transactions not permitted by the fund’s purchase and exchange limitation policies, including transactions in excess of the two exchange limit, and/or may prohibit transactions not subject to the fund’s purchase and exchange limitation policies.  You should consult your financial intermediary about any restrictions it imposes on frequent trading.

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Limitations on the Ability to Detect and Curtail Frequent Trading Practices. There is no assurance that MFSC will be able to detect or prevent frequent trading.  Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder is engaged in frequent trading.

MFSC reviews trading activity to detect trading activity that may be indicative of frequent trading based on its internal parameters for detecting frequent trading, including reviewing transactions (including exchanges) that exceed a certain dollar amount, transactions involving similar dollar amounts, or transactions that occur close in time to other transactions in the same account or in multiple accounts that are under common ownership or influence.  Any or all of these parameters (including those not listed) may change at any time.  If MFSC detects suspicious trading activity at the omnibus account level, it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading.  However, the underlying shareholder data received may not reflect information about the ultimate underlying shareholders because there may be multiple layers of omnibus accounts. If frequent trading is identified, MFSC will take appropriate action, such as requesting the financial intermediary to prohibit purchases into the account by the underlying shareholder, requiring purchases by the underlying shareholder to be submitted only by mail, or prohibiting purchases from the financial intermediary.

MFSC’s ability to monitor and deter frequent trading in omnibus accounts depends on, among other factors, the frequency with which MFSC requests underlying shareholder account data from omnibus accounts.  MFSC expects to request underlying shareholder data based on its assessment of the likelihood of frequent trading by underlying shareholders among other factors.  MFSC expects to request underlying shareholder data from Waived Financial Intermediaries more frequently than from other financial intermediaries.  There is no assurance that MFSC will request data with sufficient frequency to detect or prevent frequent trading in omnibus accounts effectively.

The date of this supplement is March 10, 2010.